PGIM INVESTMENTS | Bringing you the investment managers of Prudential Financial, Inc.
Prudential QMA Mid-Cap Value Fund

A: SPRAX	B: SVUBX	C: NCBVX	Q: PMVQX	R: SDVRX	Z: SPVZX
SUMMARY PROSPECTUS  |  December 28, 2016 (As reissued April 3, 2017)
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (SAI), Annual Report and other information about the Fund online at www.pgiminvestments.com/docs. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@prudentialfundsemail.com. The Fund's Prospectus and SAI, both dated December 28, 2016, as supplemented and amended from time to time, and the Fund's most recent shareholder report, dated October 31, 2016, are all incorporated by reference into (legally made a part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The investment objective of the Fund is to seek capital growth.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and an eligible group of related investors purchase, or agree to purchase in the future, $25,000 or more in shares of the Fund or other funds in the PGIM Investments family of funds. More information about these discounts is available from your financial professional and is explained in Reducing or Waiving Class A's and Class C’s Sales Charges on page 22 of the Fund's Prospectus and in Rights of Accumulation on page 49 of the Fund's Statement of Additional Information (SAI).
Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of original purchase price or net asset value at redemption)	1%	5%	1%	None	None	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None	None	None	None	None	None
Redemption fees	None	None	None	None	None	None
Exchange fee	None	None	None	None	None	None
Maximum account fee (accounts under $10,000)	$15	$15	$15	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class R	Class Z
Management fees	.83%	.83%	.83%	.83%	.83%	.83%
+ Distribution and service (12b-1) fees	.30%	1.00%	1.00%	None	.75%	None
+ Other expenses	.21%	.21%	.21%	.06%	.21%	.21%
= Total annual Fund operating expenses	1.34%	2.04%	2.04%	.89%	1.79%	1.04%
– Fee waiver and/or expense reimbursement	(.14)%	(.09)%	(.09)%	(.09)%	(.34)%	(.09)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement(1)	1.20%	1.95%	1.95%	.80%	1.45%	.95%
(1) The manager of the Fund has contractually agreed through February 28, 2018 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency fees, taxes, interest and brokerage commissions, and extraordinary expenses) of each class of shares to 0.80% of the Fund's average daily net assets. Separately, the distributor of the Fund has contractually agreed through February 28, 2018 to reduce its distribution and service (12b-1) fees for Class A shares to 0.25% of the average daily net assets of the Class A shares and to reduce its distribution and service (12b-1) fees for Class R shares to .50% of the average daily net assets of the Class R shares. These waivers may not be terminated prior to February 28, 2018 without the prior approval of the Fund’s Board of Directors. Expenses waived/reimbursed by the manager may be recouped by the manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.
Example. The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year, that the Fund's operating expenses remain the same (except that fee waivers or reimbursements, if any, are only
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reflected in the 1-Year figures) and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$666	$938	$1,231	$2,062	$666	$938	$1,231	$2,062
Class B	$698	$931	$1,190	$2,098	$198	$631	$1,090	$2,098
Class C	$298	$631	$1,090	$2,362	$198	$631	$1,090	$2,362
Class Q	$82	$275	$484	$1,088	$82	$275	$484	$1,088
Class R	$148	$530	$938	$2,077	$148	$530	$938	$2,077
Class Z	$97	$322	$565	$1,263	$97	$322	$565	$1,263
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies. The Fund invests in a diversified portfolio of mid-cap company stocks that the subadviser believes are attractively priced when evaluated using quantitative measures such as price-to-earnings (P/E), price-to-cash flow (P/CF), and price-to-book (P/B) ratios. Although the strategy emphasizes attractive valuations, the subadviser also considers other quantifiable characteristics. Such characteristics may include measures of earnings quality, external financing, or trends in the earnings outlook. The emphasis placed on valuation and other factors may vary over time and with market conditions. Quantitative techniques also guide portfolio construction. To manage risk, we limit certain exposures such as the proportion of assets invested in an individual stock or industry. Although the strategy is primarily quantitative, the investment management team may also exercise judgment when evaluating underlying data and positions recommended by our computer models.
The subadviser normally invests at least 80% of the Fund’s investable assets in common stocks and securities convertible into common stocks of mid-cap companies, which we consider to be companies with market capitalizations within the market cap range of companies included in the Russell Midcap Index (measured at the time of purchase). The market capitalizations within the Russell Midcap Index will vary, but as of November 30, 2016, the median capitalization was $6.48 billion and the maximum capitalization was $49.24 billion. The Fund will provide 60 days’ prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of the Fund’s investable assets in common stocks and securities convertible into common stocks of mid-cap companies.
The Fund may also invest up to 25% of total assets in real estate investment trusts (REITs).
Principal Risks. All investments have risks to some degree. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment.
Equity Securities Risk. The price of a particular stock the Fund owns could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of them in which the Fund invests could go down. Different sectors of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Value Style Risk. Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for a period of time, that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may not be undervalued.
Medium Capitalization (Mid-Cap) Company Risk. The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small or large capitalization companies.

Real Estate Investment Trust (REIT) Risk. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.
Management Risk. The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Market Events Risk. Events in the financial markets have resulted in, and may continue to result in, an unusually high degree of volatility, both in foreign and US markets. This market volatility, in addition to reduced liquidity in credit and fixed-income markets, may adversely affect issuers worldwide. Furthermore, the impact of policy and legislative changes in the US and other countries may not be fully known for some time. This environment could make identifying investment risks and opportunities especially difficult for the subadviser.
Risk of Increase in Expenses. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
More information about the risks of investing in the Fund appears in the section of the Prospectus entitled “More Information About the Fund’s Principal and Non-Principal Investment Strategies, Investments and Risks.”
Performance. The following bar chart shows the Fund's performance for Class A shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the average annual returns of each of the Fund’s share classes and also compares the Fund’s performance with the average annual total returns of an index or other benchmark and a group of similar mutual funds. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Updated Fund performance information is available online at www.pgiminvestments.com.

Best Quarter:		Worst Quarter:
23.52%	3rd Quarter 2009	-24.09%	4th Quarter 2008

1 These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower too. The total return of Class A shares from January 1, 2016 through September 30, 2016 was 9.10%.
2 Quantitative Management Associates LLC became the subadviser to the Fund on January 26, 2007. Performance prior to that date is attributable to another subadviser.
Average Annual Total Returns % (including sales charges) (as of 12-31-15)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class B shares	-11.58%	9.84%	6.23%	-
Class C shares	-8.18%	9.97%	6.21%	-
Class Q shares	-6.21%	N/A	N/A	10.74% (1-18-11)

Average Annual Total Returns % (including sales charges) (as of 12-31-15)
Return Before Taxes	One Year	Five Years	Ten Years	Since Inception
Class R shares	-6.91%	N/A	N/A	-6.87% (12-22-14)
Class Z shares	-6.42%	11.09%	7.30%	-

Average Annual Total Returns—Class A Shares % (including sales charges)
Return Before Taxes	-11.75%	9.55%	6.41%	-
Return After Taxes on Distributions	-13.55%	8.05%	5.08%	-
Return After Taxes on Distribution and Sale of Fund Shares	-5.74%	7.31%	4.98%	-
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the indicated share class. After-tax returns for other classes will vary due to differing sales charges and expenses.
Index % (reflects no deduction for fees, expenses or taxes)
Russell Midcap Value Index	-4.78%	11.25%	7.61%	—
S&P MidCap 400 Index	-2.18%	10.68%	8.18%	—
Russell Midcap Index	-2.44%	11.44%	8.00%	—

Lipper Average % (reflects no deduction for sales charges or taxes)
Lipper Mid-Cap Value Funds Average	-4.97%	9.54%	6.48%	—
MANAGEMENT OF THE FUND
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Quantitative Management Associates LLC	Mitchell Stern, PhD	Managing Director	April 2014
		Stephen Courtney	Managing Director	April 2014
		Robert Leung, CFA	Senior Associate	July 2009
BUYING AND SELLING FUND SHARES
	Minimum Initial Investment	Minimum Subsequent Investment
Fund shares (most cases)*	$2,500	$100
Retirement accounts and custodial accounts for minors	$1,000	$100
Automatic Investment Plan (AIP)	$50	$50
*Note: Class B shares are closed to new purchases. Please see “How to Buy, Sell and Exchange Fund Shares—Closure of Class B Shares” in the Prospectus for more information.
You can purchase or redeem shares on any business day that the Fund is open through the Fund's transfer agent or through servicing agents, including brokers, dealers and other financial intermediaries appointed by the distributor to receive purchase and redemption orders. Current shareholders may also purchase or redeem shares through the Fund's website or by calling (800) 225-1852.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

By Mail:	Prudential Mutual Fund Services LLC, PO Box 9658, Providence, RI 02940
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgiminvestments.com
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